Execution Copy

OMNIBUS AMENDMENT No. 9

THIS OMNIBUS AMENDMENT NO. 9, dated as of October 1, 2011 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and the Required Purchasers (as defined in the Transaction Documents) and relates to the following transaction documents (the “Transaction Documents”): (1) the Custodial Agreement, dated as of May 1, 2006, by and among, BXG Timeshare Trust I (the “Issuer”), Bluegreen Timeshare Finance Corporation I (the “Depositor”), Bluegreen Corporation (“Bluegreen”) as servicer (the “Servicer”), Concord Servicing Corporation (the “Backup Servicer”), U.S. Bank National Association as Custodian (the “Custodian”) and as Indenture Trustee (the “Indenture Trustee”) and Branch Banking and Trust Company (the “Agent” and together with Bluegreen, the Depositor, the Issuer, the Backup Servicer, the Custodian, the Indenture Trustee, the Owner Trustee (defined below) and U.S. Bank National Association, as Paying Agent (the “Paying Agent”), the “Transaction Parties”), as amended by that certain Omnibus Amendment, dated as of March 1, 2008 (“Amendment No. 1”), by and among the parties named therein, as further amended by that certain Omnibus Amendment No. 2, dated as of May 22, 2009 (“Amendment No. 2”), by and among the parties named therein, as further amended by that certain Omnibus Amendment No. 3, dated as of June 25, 2009, by and among the parties named therein (“Amendment No. 3”), as further amended by that certain Omnibus Amendment No. 4, dated June 30, 2009, by and among the parties named therein (“Amendment No. 4”), as further amended by that certain Omnibus Amendment No. 5, dated as of June 29, 2010 (“Amendment No. 5”), as further amended by that certain Omnibus Amendment No. 6, dated as of August 30, 2010 (“Amendment No. 6”), as further amended by that certain Omnibus Amendment No. 7, dated as of September 2, 2010 (“Amendment No. 7”), and as further amended by that certain Omnibus Amendment No. 8, dated as of December 17, 2010 (“Amendment No. 8” and together with Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6 and Amendment No. 7, the “Prior Omnibus Amendments”) (the “Custodial Agreement”), (2) the Backup Servicing Agreement, dated as of May 1, 2006, by and among the Backup Servicer, the Agent, the Servicer, the Issuer, the Indenture Trustee and the Depositor (as amended by the Prior Omnibus Amendments, the “Backup Servicing Agreement”), (3) the Sale Agreement, dated as of May 1, 2006, by and between the Issuer and the Depositor (as amended by the Prior Omnibus Amendments, the “Sale Agreement”), (4) the Purchase and Contribution Agreement, dated as of May 1, 2006, by and between Bluegreen and the Depositor (as amended by the Prior Omnibus Amendments, the “Purchase Agreement”), (5) the Remarketing Agreement, dated as of May 1, 2006, by and among the Issuer, the Indenture Trustee, Bluegreen, as servicer, and Bluegreen, as remarketing agent (as amended by the Prior Omnibus Amendments, the “Remarketing Agreement”), (6) the Administration Agreement, dated as of May 1, 2006, by and among, Bluegreen, the Issuer, the Indenture Trustee and Wilmington Trust Company, as Owner Trustee (the “Owner Trustee”) (as amended by the Prior Omnibus Amendments, the “Administration Agreement”), and (7) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.

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RECITALS

WHEREAS, the Transaction Parties desire to incorporate the Fourth Amended and Restated Standard Definitions attached hereto as Exhibit A (the “Fourth Amended and Restated Standard Definitions”) into each of the Transaction Documents.

WHEREAS, the Transaction Parties desire to amend and restate Schedule I to each of the Purchase Agreement and the Sale Agreement.

WHEREAS, the Transaction Parties desire to amend the Custodial Agreement as set forth herein.

WHEREAS, Branch Banking and Trust Company, as Agent and nominee on behalf of the Purchasers (as defined in Exhibit A attached hereto), is the sole registered Noteholder (as defined in Exhibit A attached hereto) under the Indenture, and constitutes the Required Purchasers (as defined in Exhibit A attached hereto).

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1.01 References in all Transaction Documents

The Transaction Parties agree that any reference to the Standard Definitions in each of the Transaction Documents shall now refer to the Fourth Amended and Restated Standard Definitions.

Section 1.02 Amendment of the Purchase Agreement and Sale Agreement

(a)                                        Schedule I of the Purchase Agreement shall be amended by deleting the same in its entirety and replacing it with Schedule I and Schedule II attached hereto as Exhibit B.

(b)                                       Schedule I of the Sale Agreement shall be amended by deleting the same in its entirety and replacing it with Schedule I and Schedule II attached hereto as Exhibit C.

Section 1.03 Amendment of the Custodial Agreement

The Custodial Agreement is hereby amended by adding the following after Section 2.1(c) of the Custodial Agreement:

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“(d) Where documents are not required to be originals, the copy of any document delivered to the Custodian pursuant to this Agreement may be in electronic or paper format and delivered either electronically or in paper format, including, without limitation, computer generated documents with electronic signatures.”

Section 2.01. Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 2.02. Governing Law.

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES AND THE REQUIRED PURCHASER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 2.03. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

Section 2.04. Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

Section 2.05. Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.

Section 2.06. Direction to the Owner Trustee.

By its execution hereof, the Depositor hereby authorizes and directs the Owner Trustee to execute, deliver and perform this Amendment and any and all other documents, instruments and agreements, and to take any and all other action which may be necessary or convenient to effect the transactions contemplated hereby.

[Signature pages follow]

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.

BLUEGREEN CORPORATION

By:_______________________________

Name:

Title:

BLUEGREEN TIMESHARE FINANCE CORPORATION I

By:_______________________________

Name:

Title:

BXG TIMESHARE TRUST I

By: Wilmington Trust Company, not in its

       individual capacity, but solely as

       Owner Trustee

By:_______________________________

Name:

Title:

WILMINGTON TRUST COMPANY, not in its

individual capacity but solely as Owner Trustee

By: _______________________________

Name:

Title:

CONCORD SERVICING CORPORATION

By:_______________________________

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION, as

Indenture Trustee, as Custodian and as Paying

Agent

By:_______________________________

Name:

Title:

BRANCH BANKING AND TRUST COMPANY,

as Agent and as Purchaser

By:_______________________________

Name:

Title:

Exhibit A

Fourth Amended and Restated Standard Definitions

Exhibit B

Schedule I to Purchase Agreement

Schedule I

Representations and Warranties of the Seller Regarding the Timeshare Loans

With respect to each Timeshare Loan, as of the related Funding Date (or if so specified, as of the related Cut-Off Date):

(a)                 other than certain 50/50 Loans, payments due under the Timeshare Loan are fully-amortizing and payable in level monthly installments;

(b)                the payment obligations under the Timeshare Loan bear a fixed rate of interest;

(c)                the Obligor thereunder has made a down payment by cash, check or credit card of at least 10% of the actual purchase price (including closing costs) of the related Timeshare Property (which cash down payment may, (i) in the case of Upgrade Club Loans, be represented in whole or in part by the down payment made and principal payments paid in respect of the related Original Club Loan, (ii) in the case of a Sampler Converted Loan, be represented in whole or in part by the principal payments and down payment made on the related Sampler Loan since its date of origination, and (iii) in the case of an Upgrade or any Sampler Conversion, be represented in whole or in part by the amount paid where the Obligor has paid in full at the point of sale for the original Timeshare Property or Sampler Membership, as applicable) and no part of such payment has been made or loaned to the Obligor by Bluegreen, the Seller or an Affiliate thereof;

(d)                as of the related Cut-Off Date, no principal or interest due with respect to the Timeshare Loan is 31 days or more delinquent;

(e)                 the Obligor is not an Affiliate of Bluegreen or any Subsidiary; provided, that solely for the purposes of this representation, a relative of an employee and employees of Bluegreen or any Subsidiary (or any of its Affiliates) shall not be deemed to be an “Affiliate” (unless such person is an “affiliate” (as defined under GAAP) of Bluegreen);

(f)                 immediately prior to the conveyance of the Timeshare Loan to the Depositor, the Seller will own full legal and equitable title to such Timeshare Loan, and the Timeshare Loan (and the related Timeshare Property) is free and clear of adverse claims, liens and encumbrances and is not subject to claims of rescission, invalidity, unenforceability, illegality, defense, offset, abatement, diminution, recoupment, counterclaim or participation or ownership interest in favor of any other Person;

(g)                the Timeshare Loan (other than an Aruba Loan) is secured directly by a first priority Mortgage on the related purchased Timeshare Property;

(h)                with respect to each Deeded Club Loan, the Timeshare Property mortgaged by or at the direction of the related Obligor constitutes a fractional fee simple timeshare interest in real property at the related Resort that entitles the holder of the interest to the use of a specific property for a specified number of days each year or every other year, subject to the rules of the Bluegreen Vacation Club; the related Mortgage has been delivered for filing and recordation with all appropriate governmental authorities in all jurisdictions in which such Mortgage is required to be filed and recorded to create a valid, binding and enforceable first Lien on the related Timeshare Property and such Mortgage creates a valid, binding and enforceable first Lien on the related Timeshare Property, subject only to Permitted Liens; and the Seller is in compliance with any Permitted Lien respecting the right to the use of such Timeshare Property; each of the Assignments of Mortgage and each related endorsement of the related Mortgage Note constitutes a duly executed, legal, valid, binding and enforceable assignment or endorsement, as the case may be, of such related Mortgage and related Mortgage Note, and all monies due or to become due thereunder, and all proceeds thereof;

(i)                  with respect to the Obligor and a particular Timeshare Property purchased by such Obligor, there is only one original Mortgage and Mortgage Note, in the case of a Deeded Club Loan, and, only one Finance Agreement or Owner Beneficiary Agreement, in the case of an Aruba Loan; all parties to the related Mortgage and the related Mortgage Note (and, in the case of an Aruba Loan, Finance Agreement or Owner Beneficiary Agreement) had legal capacity to enter into such Timeshare Loan Documents and to execute and deliver such related Timeshare Loan Documents, and such related Timeshare Loan Documents have been duly and properly executed by such parties; any amendments to such related Timeshare Loan Documents required as a result of any mergers involving the Seller or its predecessors, to maintain the rights of the Seller or its predecessors thereunder as a mortgagee (or a Seller, in the case of an Aruba Loan) have been completed;

(j)                  at the time the related Originator originated such Timeshare Loan to the related Obligor, such Originator or the Club Trustee had full power and authority to originate such Timeshare Loan and the Obligor had good and indefeasible fee title or good and marketable fee simple title, or, in the case of an Aruba Loan, a cooperative interest, as applicable, to the Timeshare Property related to such Timeshare Loan, free and clear of all Liens, except for Permitted Liens;

(k)                the related Mortgage (or, in the case of an Aruba Loan, the related Finance Agreement or Owner Beneficiary Agreement) contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the related Timeshare Property of the benefits of the security interests or lender’s contractual rights intended to be provided thereby, including (a) if the Mortgage is a deed of trust, by trustee’s sale, including power of sale, (b) otherwise by judicial foreclosure or power of sale and/or (c) termination of the contract, forfeiture of Obligor deposits and payments towards the related Timeshare Loan and expulsion from the related Association; in the case of the Deeded Club Loans, there is no exemption available to the related Obligor which would interfere with the mortgagee’s right to sell at a trustee’s sale or power of sale or right to foreclose such related Mortgage, as applicable;

(l)                  the related Mortgage Note is not and has not been secured by any collateral except the Lien of the related Mortgage;

(m)              if a Mortgage secures a Timeshare Loan, the title to the related Timeshare Property is insured (or a binding commitment, which may be a blanket commitment, for title insurance, not subject to any conditions other than standard conditions applicable to all binding commitments, has been issued) under a mortgagee title insurance policy issued by a title insurer qualified to do business in the jurisdiction where the related Timeshare Property is located in a form generally acceptable to prudent originators of similar mortgage loans, insuring the Seller or its predecessor and its successors and assigns, as to the first priority mortgage Lien of the related Mortgage in an amount equal to the outstanding Loan Balance of such Timeshare Loan, and otherwise in form and substance acceptable to the Indenture Trustee; the Seller or its assignees is a named insured of such mortgagee’s title insurance policy; such mortgagee’s title insurance policy is in full force and effect; no claims have been made under such mortgagee’s title insurance policy and no prior holder of such Timeshare Loan has done or omitted to do anything which would impair the coverage of such mortgagee’s title insurance policy; no premiums for such mortgagee’s title insurance policy, endorsements and all special endorsements are past due;

(n)                the Seller has not taken (or omitted to take), and has no notice that the related Obligor has taken (or omitted to take), any action that would impair or invalidate the coverage provided by any hazard, title or other insurance policy on the related Timeshare Property;

(o)                all applicable intangible taxes and documentary stamp taxes were paid as to the related Timeshare Loan;

(p)               the proceeds of the Timeshare Loan have been fully disbursed, there is no obligation to make future advances or to lend additional funds under the originator’s commitment or the documents and instruments evidencing or securing the Timeshare Loan and no such advances or loans have been made since the origination of the Timeshare Loan;

(q)                the terms of each Timeshare Loan Document have not been impaired, waived, altered or modified in any respect, except (x) by written instruments which are part of the related Timeshare Loan Documents or (y) in accordance with the Credit Policy, the Collection Policy or the Servicing Standard (provided that no Timeshare Loan has been impaired, waived, altered, or modified in any respect more than once). No other instrument has been executed or agreed to which would effect any such impairment, waiver, alteration or modification; the Obligor has not been released from liability on or with respect to the Timeshare Loan, in whole or in part; if required by law or prudent originators of similar loans in the jurisdiction where the related Timeshare Property is located, all waivers, alterations and modifications have been filed and/or recorded in all places necessary to perfect, maintain and continue a valid first priority Lien of the related Mortgage, subject only to Permitted Liens;

(r)                 other than if it is an Aruba Loan, the Timeshare Loan is principally and directly secured by an interest in real property;

(s)                the Timeshare Loan was originated by one of the Seller’s Affiliates in the normal course of its business; the Timeshare Loan originated by the Seller’s Affiliates was underwritten in accordance with its underwriting guidelines and the Credit Policy; the origination, servicing and collection practices used by the Seller’s Affiliates with respect to the Timeshare Loan have been in all respects, legal, proper, prudent and customary;

(t)                 the related Timeshare Loan is assignable to and by the obligee and its successors and assigns and the related Timeshare Property is assignable upon liquidation of the related Timeshare Loan, without the consent of any other Person (including any Association, condominium association, homeowners’ or timeshare association);

(u)               the related Mortgage is and will be prior to any Lien on, or other interests relating to, the related Timeshare Property;

(v)               to the Seller’s Knowledge, there are no delinquent or unpaid taxes, ground rents (if any), water charges, sewer rents or assessments outstanding with respect to any of the Timeshare Properties, nor any other outstanding Liens or charges affecting the Timeshare Properties that would result in the imposition of a Lien on the Timeshare Property affecting the Lien of the related Mortgage or otherwise materially affecting the interests of the Indenture Trustee on behalf of the Noteholders in the related Timeshare Loan;

(w)              other than with respect to delinquent payments of principal or interest 30 (thirty) or fewer days past due as of the Cut-Off Date, there is no default, breach, violation or event of acceleration existing under the Mortgage, the related Mortgage Note or any other document or instrument evidencing, guaranteeing, insuring or otherwise securing the related Timeshare Loan, and no event which, with the lapse of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration thereunder; and the Seller has not waived any such material default, breach, violation or event of acceleration under the Finance Agreement or Owner Beneficiary Agreement, Mortgage, the Mortgage Note or any such other document or instrument, as applicable;

(x)                 neither the Obligor nor any other Person has the right, by statute, contract or otherwise, to seek the partition of the Timeshare Property;

(y)                as of the related Cut-Off Date, the Timeshare Loan has not been satisfied, canceled, rescinded or subordinated, in whole or in part; no portion of the Timeshare Property has been released from the Lien of the related Mortgage, in whole or in part; no instrument has been executed that would effect any such satisfaction, cancellation, rescission, subordination or release; the terms of the related Mortgage do not provide for a release of any portion of the Timeshare Property from the Lien of the related Mortgage except upon the payment of the Timeshare Loan in full;

(z)                 the Seller and any of its Affiliates and, to the Seller’s Knowledge, each other party which has had an interest in the Timeshare Loan is (or, during the period in which such party held and disposed of such interest, was) in compliance with any and all applicable filing, licensing and “doing business” requirements of the laws of the state wherein the Timeshare Property is located to the extent necessary to permit the Seller to maintain or defend actions or proceedings with respect to the Timeshare Loan in all appropriate forums in such state without any further act on the part of any such party;

(aa)             there is no current obligation on the part of any other person (including any buy down arrangement) to make payments on behalf of the Obligor in respect of the Timeshare Loan;

(bb)            the related Associations were duly organized and are validly existing; a manager (the “Manager”) manages such Resort and performs services for the Associations, pursuant to an agreement between the Manager and the respective Associations, such contract being in full force and effect; to the Seller’s Knowledge the Manager and the Associations have performed in all material respects all obligations under such agreement and are not in default under such agreement;

(cc)             in the case of Bluegreen Owned Resorts (other than La Cabana Resort and Casa del Mar Resort) and to the Seller’s Knowledge with respect to the Non-Bluegreen Owned Resorts and La Cabana Resort and Casa del Mar Resort, (i) the related Resort is insured in the event of fire, earthquake, or other casualty for the full replacement value thereof, and in the event that the Timeshare Property should suffer any loss covered by casualty or other insurance, upon receipt of any insurance proceeds, the Associations at the Resorts are required, during the time such Resort is covered by such insurance, under the applicable governing instruments either to repair or rebuild the portions of the Resort in which the Timeshare Property is located or to pay such proceeds to the holders of any related Mortgage secured by a Timeshare Property located at such Resort; (ii) the related Resort, if located in a designated flood plain, maintains flood insurance in an amount not less than the maximum level available under the National Flood Insurance Act of 1968, as amended or any applicable laws; (iii) the related Resort has business interruption insurance and general liability insurance in such amounts generally acceptable in the industry; and (iv) the related Resort’s insurance policies are in full force and effect with a generally acceptable insurance carrier;

(dd)            the related Mortgage gives the obligee and its successors and assigns the right to receive and direct the application of insurance and condemnation proceeds received in respect of the related Timeshare Property, except where the related condominium declarations, timeshare declarations or applicable state law provide that insurance and condemnation proceeds be applied to restoration of the improvements;

(ee)             each rescission period applicable to the related Timeshare Loan has expired;

(ff)                no selection procedures were intentionally utilized by the Seller in selecting the Timeshare Loan which the Seller knew were materially adverse to the Depositor, the Indenture Trustee or the Noteholders;

(gg)            except as set forth in Schedule II hereto, the Units related to the Timeshare Loan in the related Resort have been completed in all material respects as required by applicable state and local laws, free of all defects that could give rise to any claims by the related Obligors under home warranties or applicable laws or regulations, whether or not such claims would create valid offset rights under the law of the State in which the Resort is located; to the extent required by applicable law, valid certificates of occupancy for such Units have been issued and are currently outstanding; the Seller or any of its Affiliates have complied in all material respects with all obligations and duties incumbent upon the developers under the related timeshare declaration (each a “Declaration”), as applicable, or similar applicable documents for the related Resort; no practice, procedure or policy employed by the related Association in the conduct of its business violates any law, regulation, judgment or agreement, including, without limitation, those relating to zoning, building, use and occupancy, fire, health, sanitation, air pollution, ecological, environmental and toxic wastes, applicable to such Association which, if enforced, would reasonably be expected to (a) have a material adverse impact on such Association or the ability of such Association to do business, (b) have a material adverse impact on the financial condition of such Association, or (c) constitute grounds for the revocation of any license, charter, permit or registration which is material to the conduct of the business of such Association; the related Resort and the present use thereof does not violate any applicable environmental, zoning or building laws, ordinances, rules or regulations of any governmental authority, or any covenants or restrictions of record, so as to materially adversely affect the value or use of such Resort or the performance by the related Association of its obligations pursuant to and as contemplated by the terms and provisions of the related Declaration; there is no condition presently existing, and to the Seller’s Knowledge, no event has occurred or failed to occur prior to the date hereof, concerning the related Resort relating to any hazardous or toxic materials or condition, asbestos or other environmental or similar matters which would reasonably be expected to materially and adversely affect the present use of such Resort or the financial condition or business operations of the related Association, or the value of the Notes;

(hh)            [RESERVED];

(ii)                payments with respect to the Timeshare Loan are to be in legal tender of the United States;

(jj)                all monthly payments (as applicable) made on the Timeshare Loan have been made by the Obligor and not by the Seller or any Affiliate of the Seller on the Obligor’s behalf;

(kk)             the Timeshare Loan relates to an Approved Resort;

(ll)                the Timeshare Loan constitutes either “chattel paper”, a “general intangible” or an “instrument” as defined in the UCC as in effect in all applicable jurisdictions;

(mm)         the sale, transfer and assignment of the Timeshare Loan and the Related Security does not contravene or conflict with any law, rule or regulation or any contractual or other restriction, limitation or encumbrance, and the sale, transfer and assignment of the Timeshare Loan and Related Security does not require the consent of the Obligor;

(nn)            each of the Timeshare Loan, the Related Security, related Assignment of Mortgage, related Mortgage, related Mortgage Note, related Finance Agreement or Owner Beneficiary Agreement and each other related Timeshare Loan Document are in full force and effect, constitute the legal, valid and binding obligation of the Obligor thereof enforceable against such Obligor in accordance with its terms subject to the effect of bankruptcy, fraudulent conveyance or transfer, insolvency, reorganization, assignment, liquidation, conservatorship or moratorium, and is not subject to any dispute, offset, counterclaim or defense whatsoever;

(oo)            the Timeshare Loan relates to a Completed Unit and the Related Security do not, and the origination of each Timeshare Loan did not, contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, retail installment sales, truth in lending, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party thereto has been or is in violation of any such law, rule or regulation in any material respect if such violation would impair the collectibility of such Timeshare Loan and the Related Security; no Timeshare Loan was originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, conveyance or assignment of such Timeshare Loan would be unlawful, void or voidable;

(pp)            to the Seller’s Knowledge, (i) no bankruptcy is currently existing with respect to the Obligor, (ii) the Obligor is not insolvent and (iii) the Obligor is not an Affiliate of the Seller;

(qq)            the Timeshare Loan shall not have a Timeshare Loan Rate less than 8.25% per annum;

(rr)               except for certain 50/50 Loans or if such Timeshare Loan is a Qualified Substitute Timeshare Loan that is an Upgrade Loan replacing its related Original Club Loan, the Obligor has made at least one (1) month’s aggregate required payment with respect to the Timeshare Loan (not including any down payment);

(ss)             if a Resort (other than La Cabana Resort) is subject to a construction loan, the construction lender shall have signed and delivered a non-disturbance agreement (which may be contained in such lender’s mortgage) pursuant to which such construction lender agrees not to foreclose on any Timeshare Properties relating to a Timeshare Loan or by the terms of the construction loan, such Timeshare Property has been released from the lien created thereby which have been sold pursuant to this Agreement;

(tt)               except as set forth in Schedule II hereto, the Timeshare Properties and the related Resorts are free of material damage and waste and are in good repair, ordinary wear and tear excepted, and fully operational, subject to renovations for improvement from time to time; there is no proceeding pending or threatened for the total or partial condemnation of or affecting any Timeshare Property or taking of the Timeshare Property by eminent domain; the Timeshare Properties and the Resorts in which the Timeshare Properties are located are lawfully used and occupied under applicable law by the owner thereof;

(uu)            except as set forth in Schedule II hereto, the portions of the Resorts in which the Timeshare Properties are located which represent the common facilities are free of material damage and waste and are in good repair and condition, ordinary wear and tear excepted, subject to renovations for improvement from time to time;

(vv)             no foreclosure or similar proceedings have been instituted and are continuing with respect to any Timeshare Loan or the related Timeshare Property;

(ww)           with respect to the Aruba Loans only, Bluegreen shall own, directly or indirectly, 100% of the economic and voting interests of the Aruba Originator.;

(xx)               the Timeshare Loan does not have an original term to maturity in excess of 120 months;

(yy)             to the Seller’s Knowledge, the capital reserves and maintenance fee levels of the Associations related to the Resorts are adequate in light of the operating requirements of such Associations;

(zz)              except as required by law, the Timeshare Loan may not be assumed without the consent of the obligee;

(aaa)           for each Club Loan, the Obligor under the Timeshare Loan does not have its rights under the Club Trust Agreement suspended;

(bbb)         the payments under the Timeshare Loan are not subject to withholding taxes imposed by any foreign governments;

(ccc)          each entry with respect to the Timeshare Loan as set forth in the Schedule of Timeshare Loans is true and correct;

(ddd)          if the Timeshare Loan relates to a Timeshare Property located in Aruba, a notice has been mailed or will be mailed within 30 days of the related Funding Date, as applicable, to the related Obligor indicating that such Timeshare Loan has been transferred to the Depositor and will ultimately be transferred to the Issuer and pledged to the Indenture Trustee for the benefit of the Noteholders;

(eee)           no broker is, or will be, entitled to any commission or compensation in connection with the transfer of the Timeshare Loans hereunder;

(fff)              if the related Obligor is paying its scheduled payments by pre-authorized debit or charge, such Obligor has executed an ACH Form substantially in the form attached hereto as Exhibit C;

(ggg)         such Timeshare Loan is not an RDI Loan, an Oasis Lakes Loan, a Conversion Loan or a Sampler Loan;

(hhh)         if such Timeshare Loan is a 50/50 Loan, the related Obligor has made a downpayment of at least 50%, the balance of the 50/50 Loan is due no later than the one year anniversary of the origination date of such 50/50 Loan and the coupon rate is 9.99% per annum;

(iii)               if such Timeshare Loan relates to a Timeshare Property located in the State of Michigan and was originated prior to Bluegreen obtaining a license under the Michigan Mortgage Brokers, Lenders and Servicers Licensing Act, Bluegreen shall have confirmed that the interest rate on such Timeshare Loan is enforceable in the manner specified as effective in an opinion by Michigan local counsel;

(jjj)                if the Timeshare Loan is an Aruba Non-Club Loan, such Timeshare Loan was originated prior to January 26, 2004; and

(kkk)           if the Timeshare Loan is an Aruba Club Loan, such Timeshare Loan was originated on or after January 26, 2004.

Schedule II

Exceptions

With respect to (gg), (tt) and (uu):

1. Christmas Mountain - Subject to the homeowner’s association board approval, there are plans for a redesign, refurbishment and renovation of the Christmas Mountain resort which will be a phased over 3 to 5 years with only limited portions of the units being closed at one time.  The total estimated costs have not yet been determined. There is expected to be a special assessment which will also be phased over a 3 – 5 year period, with the first special assessment not expected to be assessed until 2013.  Construction is expected to commence in 2013.

2. Club LaPension - Certain emergency structural repairs to the La Pension Resort in New Orleans, Louisiana were necessary to be undertaken.  Remediation was required due to moisture intrusion into the resort via roof, wall and window entries, and into certain structural and load-bearing components. Further, the resort’s A/C system was beyond its original intended useful life and is being replaced.  Lastly, updated building code requirements necessitated substantial improvements to the resort’s life-safety systems. Therefore, repairs include (i) a complete roof replacement, replacement of certain windows, and new painting of walls and caulking of windows, (ii) most major parts of the A/C system being removed and replaced with present day materials and parts, and (iii) installation of modern life-safety systems.

The present estimated cost of the emergency repairs is $6.46 million, which is subject to further evaluation. Some additional remodeling and interior improvements to the project may simultaneously be undertaken but is not directly related to the above described matters and are primarily cosmetic in nature. The property owners’ associations for the resort, along with Bluegreen Vacations Unlimited, Inc. and the Bluegreen Vacation Club as significant property owners, will determine the extent of such additional remodeling and how the repairs/remodeling will be funded. The work is currently being done.  It is estimated the repairs/remodeling will be completed by before the commencement of the 2012 Mardi Gras Festival.  The resort as a whole, including all resort rooms and common areas, is now closed to occupancy and use.

Exhibit C

Schedule I to Sale Agreement

Schedule I

Representations and Warranties of the Depositor Regarding the Timeshare Loans

With respect to each Timeshare Loan, as of the related Funding Date (or if so specified, as of the related Cut-Off Date):

(a)                 other than certain 50/50 Loans, payments due under the Timeshare Loan are fully-amortizing and payable in level monthly installments;

(b)                 the payment obligations under the Timeshare Loan bear a fixed rate of interest;

(c)                 the Obligor thereunder has made a down payment by cash, check or credit card of at least 10% of the actual purchase price (including closing costs) of the related Timeshare Property (which cash down payment may, (i) in the case of Upgrade Club Loans, be represented in whole or in part by the down payment made and principal payments paid in respect of the related Original Club Loan, (ii) in the case of a Sampler Converted Loan, be represented in whole or in part by the principal payments and down payment made on the related Sampler Loan since its date of origination, and (iii) in the case of an Upgrade or any Sampler Conversion, be represented in whole or in part by the amount paid where the Obligor has paid in full at the point of sale for the original Timeshare Property or Sampler Membership, as applicable) and no part of such payment has been made or loaned to the Obligor by Bluegreen, the Depositor or an Affiliate thereof;

(d)                as of the related Cut-Off Date, no principal or interest due with respect to the Timeshare Loan is 31 days or more delinquent;

(e)                 the Obligor is not an Affiliate of Bluegreen or any Subsidiary; provided, that solely for the purposes of this representation, a relative of an employee and employees of Bluegreen or any Subsidiary (or any of its Affiliates) shall not be deemed to be an “Affiliate” (unless such person is an “affiliate” (as defined under GAAP) of Bluegreen);

(f)                  immediately prior to the conveyance of the Timeshare Loan to the Issuer, the Depositor will own full legal and equitable title to such Timeshare Loan, and the Timeshare Loan (and the related Timeshare Property) is free and clear of adverse claims, liens and encumbrances and is not subject to claims of rescission, invalidity, unenforceability, illegality, defense, offset, abatement, diminution, recoupment, counterclaim or participation or ownership interest in favor of any other Person;

(g)                 the Timeshare Loan (other than an Aruba Loan) is secured directly by a first priority Mortgage on the related purchased Timeshare Property;

(h)                with respect to each Deeded Club Loan, the Timeshare Property mortgaged by or at the direction of the related Obligor constitutes a fractional fee simple timeshare interest in real property at the related Resort that entitles the holder of the interest to the use of a specific property for a specified number of days each year or every other year, subject to the rules of the Bluegreen Vacation Club; the related Mortgage has been delivered for filing and recordation with all appropriate governmental authorities in all jurisdictions in which such Mortgage is required to be filed and recorded to create a valid, binding and enforceable first Lien on the related Timeshare Property and such Mortgage creates a valid, binding and enforceable first Lien on the related Timeshare Property, subject only to Permitted Liens; and the Depositor is in compliance with any Permitted Lien respecting the right to the use of such Timeshare Property; each of the Assignments of Mortgage and each related endorsement of the related Mortgage Note constitutes a duly executed, legal, valid, binding and enforceable assignment or endorsement, as the case may be, of such related Mortgage and related Mortgage Note, and all monies due or to become due thereunder, and all proceeds thereof;

(i)                   with respect to the Obligor and a particular Timeshare Property purchased by such Obligor, there is only one original Mortgage and Mortgage Note, in the case of a Deeded Club Loan, and, only one Finance Agreement or Owner Beneficiary Agreement, in the case of an Aruba Loan; all parties to the related Mortgage and the related Mortgage Note (and, in the case of an Aruba Loan, Finance Agreement or Owner Beneficiary Agreement) had legal capacity to enter into such Timeshare Loan Documents and to execute and deliver such related Timeshare Loan Documents, and such related Timeshare Loan Documents have been duly and properly executed by such parties; any amendments to such related Timeshare Loan Documents required as a result of any mergers involving the Depositor or its predecessors, to maintain the rights of the Depositor or its predecessors thereunder as a mortgagee (or the Depositor, in the case of an Aruba Loan) have been completed;

(j)                  at the time the related Originator originated such Timeshare Loan to the related Obligor, such Originator or Club Trustee had full power and authority to originate such Timeshare Loan and the Obligor had good and indefeasible fee title or good and marketable fee simple title, or, in the case of an Aruba Loan, a cooperative interest, as applicable, to the Timeshare Property related to such Timeshare Loan, free and clear of all Liens, except for Permitted Liens;

(k)                 the related Mortgage (or, in the case of an Aruba Loan, the related Finance Agreement or Owner Beneficiary Agreement) contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the related Timeshare Property of the benefits of the security interests or lender’s contractual rights intended to be provided thereby, including (a) if the Mortgage is a deed of trust, by trustee’s sale, including power of sale, (b) otherwise by judicial foreclosure or power of sale and/or (c) termination of the contract, forfeiture of Obligor deposits and payments towards the related Timeshare Loan and expulsion from the related Association; in the case of the Deeded Club Loans, there is no exemption available to the related Obligor which would interfere with the mortgagee’s right to sell at a trustee’s sale or power of sale or right to foreclose such related Mortgage, as applicable;

(l)                   the related Mortgage Note is not and has not been secured by any collateral except the Lien of the related Mortgage;

(m)                if a Mortgage secures a Timeshare Loan, the title to the related Timeshare Property is insured (or a binding commitment, which may be a blanket commitment, for title insurance, not subject to any conditions other than standard conditions applicable to all binding commitments, has been issued) under a mortgagee title insurance policy issued by a title insurer qualified to do business in the jurisdiction where the related Timeshare Property is located in a form generally acceptable to prudent originators of similar mortgage loans, insuring the Depositor or its predecessor and its successors and assigns, as to the first priority mortgage Lien of the related Mortgage in an amount equal to the outstanding Loan Balance of such Timeshare Loan, and otherwise in form and substance acceptable to the Indenture Trustee; the Depositor or its assignees is a named insured of such mortgagee’s title insurance policy; such mortgagee’s title insurance policy is in full force and effect; no claims have been made under such mortgagee’s title insurance policy and no prior holder of such Timeshare Loan has done or omitted to do anything which would impair the coverage of such mortgagee’s title insurance policy; no premiums for such mortgagee’s title insurance policy, endorsements and all special endorsements are past due;

(n)                 the Depositor has not taken (or omitted to take), and has no notice that the related Obligor has taken (or omitted to take), any action that would impair or invalidate the coverage provided by any hazard, title or other

(o)                 all applicable intangible taxes and documentary stamp taxes were paid as to the related Timeshare Loan;

(p)                 the proceeds of the Timeshare Loan have been fully disbursed, there is no obligation to make future advances or to lend additional funds under the originator’s commitment or the documents and instruments evidencing or securing the Timeshare Loan and no such advances or loans have been made since the origination of the Timeshare Loan;

(q)                the terms of each Timeshare Loan Document have not been impaired, waived, altered or modified in any respect, except (x) by written instruments which are part of the related Timeshare Loan Documents or (y) in accordance with the Credit Policy, the Collection Policy or the Servicing Standard (provided that no Timeshare Loan has been impaired, waived, altered, or modified in any respect more than once). No other instrument has been executed or agreed to which would effect any such impairment, waiver, alteration or modification; the Obligor has not been released from liability on or with respect to the Timeshare Loan, in whole or in part; if required by law or prudent originators of similar loans in the jurisdiction where the related Timeshare Property is located, all waivers, alterations and modifications have been filed and/or recorded in all places necessary to perfect, maintain and continue a valid first priority Lien of the related Mortgage, subject only to Permitted Liens;

(r)                  other than if it is an Aruba Loan, the Timeshare Loan is principally and directly secured by an interest in real property;

(s)                 the Timeshare Loan was originated by one of the Depositor’s Affiliates in the normal course of its business; the Timeshare Loan originated by the Depositor’s Affiliates was underwritten in accordance with its underwriting guidelines and the Credit Policy; the origination, servicing and collection practices used by the Depositor’s Affiliates with respect to the Timeshare Loan have been in all respects, legal, proper, prudent and customary;

(t)                  the related Timeshare Loan is assignable to and by the obligee and its successors and assigns and the related Timeshare Property is assignable upon liquidation of the related Timeshare Loan, without the consent of any other Person (including any Association, condominium association, homeowners’ or timeshare association);

(u)                 the related Mortgage is and will be prior to any Lien on, or other interests relating to, the related Timeshare Property;

(v)                to the Depositor’s Knowledge, there are no delinquent or unpaid taxes, ground rents (if any), water charges, sewer rents or assessments outstanding with respect to any of the Timeshare Properties, nor any other outstanding Liens or charges affecting the Timeshare Properties that would result in the imposition of a Lien on the Timeshare Property affecting the Lien of the related Mortgage or otherwise materially affecting the interests of the Indenture Trustee on behalf of the Noteholders in the related Timeshare Loan;

(w)               other than with respect to delinquent payments of principal or interest 30 (thirty) or fewer days past due as of the Cut-Off Date, there is no default, breach, violation or event of acceleration existing under the Mortgage, the related Mortgage Note or any other document or instrument evidencing, guaranteeing, insuring or otherwise securing the related Timeshare Loan, and no event which, with the lapse of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration thereunder; and the Depositor has not waived any such material default, breach, violation or event of acceleration under the Finance Agreement or Owner Beneficiary Agreement, Mortgage, the Mortgage Note or any such other document or instrument, as applicable;

(x)                  neither the Obligor nor any other Person has the right, by statute, contract or otherwise, to seek the partition of the Timeshare Property;

(y)                as of the related Cut-Off Date, the Timeshare Loan has not been satisfied, canceled, rescinded or subordinated, in whole or in part; no portion of the Timeshare Property has been released from the Lien of the related Mortgage, in whole or in part; no instrument has been executed that would effect any such satisfaction, cancellation, rescission, subordination or release; the terms of the related Mortgage do not provide for a release of any portion of the Timeshare Property from the Lien of the related Mortgage except upon the payment of the Timeshare Loan in full;

(z)                 the Depositor and any of its Affiliates and, to the Depositor’s Knowledge, each other party which has had an interest in the Timeshare Loan is (or, during the period in which such party held and disposed of such interest, was) in compliance with any and all applicable filing, licensing and “doing business” requirements of the laws of the state wherein the Timeshare Property is located to the extent necessary to permit the Depositor to maintain or defend actions or proceedings with respect to the Timeshare Loan in all appropriate forums in such state without any further act on the part of any such party;

(aa)              there is no current obligation on the part of any other person (including any buy down arrangement) to make payments on behalf of the Obligor in respect of the Timeshare Loan;

(bb)             the related Associations were duly organized and are validly existing; a manager (the “Manager”) manages such Resort and performs services for the Associations, pursuant to an agreement between the Manager and the respective Associations, such contract being in full force and effect; to the Depositor’s Knowledge the Manager and the Associations have performed in all material respects all obligations under such agreement and are not in default under such agreement;

(cc)              in the case of Bluegreen Owned Resorts (other than La Cabana Resort and Casa del Mar Resort) and to the Depositor’s Knowledge with respect to the Non-Bluegreen Owned Resorts and La Cabana Resort and Casa del Mar Resort, (i) the related Resort is insured in the event of fire, earthquake, or other casualty for the full replacement value thereof, and in the event that the Timeshare Property should suffer any loss covered by casualty or other insurance, upon receipt of any insurance proceeds, the Associations at the Resorts are required, during the time such Resort is covered by such insurance, under the applicable governing instruments either to repair or rebuild the portions of the Resort in which the Timeshare Property is located or to pay such proceeds to the holders of any related Mortgage secured by a Timeshare Property located at such Resort; (ii) the related Resort, if located in a designated flood plain, maintains flood insurance in an amount not less than the maximum level available under the National Flood Insurance Act of 1968, as amended or any applicable laws; (iii) the related Resort has business interruption insurance and general liability insurance in such amounts generally acceptable in the industry; and (iv) the related Resort’s insurance policies are in full force and effect with a generally acceptable insurance carrier;

(dd)             the related Mortgage gives the obligee and its successors and assigns the right to receive and direct the application of insurance and condemnation proceeds received in respect of the related Timeshare Property, except where the related condominium declarations, timeshare declarations or applicable state law provide that insurance and condemnation proceeds be applied to restoration of the improvements;

(ee)              each rescission period applicable to the related Timeshare Loan has expired;

(ff)                no selection procedures were intentionally utilized by the Depositor in selecting the Timeshare Loan which the Depositor knew were materially adverse to the Indenture Trustee or the Noteholders;

(gg)            except as set forth in Schedule II hereto, the Units related to the Timeshare Loan in the related Resort have been completed in all material respects as required by applicable state and local laws, free of all defects that could give rise to any claims by the related Obligors under home warranties or applicable laws or regulations, whether or not such claims would create valid offset rights under the law of the State in which the Resort is located; to the extent required by applicable law, valid certificates of occupancy for such Units have been issued and are currently outstanding; the Depositor or any of its Affiliates have complied in all material respects with all obligations and duties incumbent upon the developers under the related timeshare declaration (each a “Declaration”), as applicable, or similar applicable documents for the related Resort; no practice, procedure or policy employed by the related Association in the conduct of its business violates any law, regulation, judgment or agreement, including, without limitation, those relating to zoning, building, use and occupancy, fire, health, sanitation, air pollution, ecological, environmental and toxic wastes, applicable to such Association which, if enforced, would reasonably be expected to (a) have a material adverse impact on such Association or the ability of such Association to do business, (b) have a material adverse impact on the financial condition of such Association, or (c) constitute grounds for the revocation of any license, charter, permit or registration which is material to the conduct of the business of such Association; the related Resort and the present use thereof does not violate any applicable environmental, zoning or building laws, ordinances, rules or regulations of any governmental authority, or any covenants or restrictions of record, so as to materially adversely affect the value or use of such Resort or the performance by the related Association of its obligations pursuant to and as contemplated by the terms and provisions of the related Declaration; there is no condition presently existing, and to the Depositor’s Knowledge, no event has occurred or failed to occur prior to the date hereof, concerning the related Resort relating to any hazardous or toxic materials or condition, asbestos or other environmental or similar matters which would reasonably be expected to materially and adversely affect the present use of such Resort or the financial condition or business operations of the related Association, or the value of the Notes;

(hh)             [RESERVED];

(ii)                 payments with respect to the Timeshare Loan are to be in legal tender of the United States;

(jj)                 all monthly payments (as applicable) made on the Timeshare Loan have been made by the Obligor and not by the Depositor or any Affiliate of the Depositor on the Obligor’s behalf;

(kk)              the Timeshare Loan relates to an Approved Resort;

(ll)                 the Timeshare Loan constitutes either “chattel paper”, a “general intangible” or an “instrument” as defined in the UCC as in effect in all applicable

(mm)           the sale, transfer and assignment of the Timeshare Loan and the Related Security does not contravene or conflict with any law, rule or regulation or any contractual or other restriction, limitation or encumbrance, and the sale, transfer and assignment of the

(nn)             each of the Timeshare Loan, the Related Security, related Assignment of Mortgage, related Mortgage, related Mortgage Note, related Finance Agreement or Owner Beneficiary Agreement and each other related Timeshare Loan Document are in full

(oo)            the Timeshare Loan relates to a Completed Unit and the Related Security do not, and the origination of each Timeshare Loan did not, contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, retail installment sales, truth in lending, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party thereto has been or is in violation of any such law, rule or regulation in any material respect if such violation would impair the collectibility of such Timeshare Loan and the Related Security; no Timeshare Loan was originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, conveyance or assignment of such Timeshare Loan would be unlawful, void or voidable;

(pp)             to the Depositor’s Knowledge, (i) no bankruptcy is currently existing with respect to the Obligor, (ii) the Obligor is not insolvent and (iii) the Obligor is not an Affiliate of the Depositor;

(qq)             the Timeshare Loan shall not have a Timeshare Loan Rate less than 8.25% per annum;

(rr)                except for certain 50/50 Loans or if such Timeshare Loan is a Qualified Substitute Timeshare Loan that is an Upgrade Loan replacing its related Original Club Loan, the Obligor has made at least one month’s aggregate required payment with respect to the Timeshare Loan (not including any down payment);

(ss)              if a Resort (other than La Cabana Resort) is subject to a construction loan, the construction lender shall have signed and delivered a non-disturbance agreement (which may be contained in such lender’s mortgage) pursuant to which such construction lender agrees not to foreclose on any Timeshare Properties relating to a Timeshare Loan or by the terms of the construction loan, such Timeshare Property has been released from the lien created thereby which have been sold pursuant to this Agreement;

(tt)               except as set forth in Schedule II hereto, the Timeshare Properties and the related Resorts are free of material damage and waste and are in good repair, ordinary wear and tear excepted, and fully operational, subject to renovations for improvement from time to time; there is no proceeding pending or threatened for the total or partial condemnation of or affecting any Timeshare Property or taking of the Timeshare Property by eminent domain; the Timeshare Properties and the Resorts in which the Timeshare Properties are located are lawfully used and occupied under applicable law by the owner thereof;

(uu)             except as set forth in Schedule II hereto, the portions of the Resorts in which the Timeshare Properties are located which represent the common facilities are free of material damage and waste and are in good repair and condition, ordinary wear and tear excepted, subject to renovations for improvement from time to time;

(vv)             no foreclosure or similar proceedings have been instituted and are continuing with respect to any Timeshare Loan or the related Timeshare Property;

(ww)           with respect to the Aruba Loans only, Bluegreen shall own, directly or indirectly, 100% of the economic and voting interests of the Aruba Originator.;

(xx)               the Timeshare Loan does not have an original term to maturity in excess of 120 months;

(yy)              to the Depositor’s Knowledge, the capital reserves and maintenance fee levels of the Associations related to the Resorts are adequate in light of the operating requirements of such Associations;

(zz)               except as required by law, the Timeshare Loan may not be assumed without the consent of the obligee;

(aaa)            for each Club Loan, the Obligor under the Timeshare Loan does not have its rights under the Club Trust Agreement suspended;

(bbb)          the payments under the Timeshare Loan are not subject to withholding taxes imposed by any foreign governments;

(ccc)           each entry with respect to the Timeshare Loan as set forth in the Schedule of Timeshare Loans is true and correct;

(ddd)         if the Timeshare Loan relates to a Timeshare Property located in Aruba, a notice has been mailed or will be mailed within 30 days of the related Funding Date, as applicable, to the related Obligor indicating that such Timeshare Loan has been transferred to the Depositor and will ultimately be transferred to the Issuer and pledged to the Indenture Trustee for the benefit of the Noteholders;

(eee)           no broker is, or will be, entitled to any commission or compensation in connection with the transfer of the Timeshare Loans hereunder;

(fff)              if the related Obligor is paying its scheduled payments by pre-authorized debit or charge, such Obligor has executed an ACH Form substantially in the form attached hereto as Exhibit C;

(ggg)         such Timeshare Loan is not an RDI Loan, an Oasis Lakes Loan, a Conversion Loan or a Sampler Loan;

(hhh)          if such Timeshare Loan is a 50/50 Loan, the related Obligor has made a downpayment of at least 50%, the balance of the 50/50 Loan is due no later than the one year anniversary of the origination date of such 50/50 Loan and the coupon rate is 9.99% per annum;

(iii)               if such Timeshare Loan relates to a Timeshare Property located in the State of Michigan and was originated prior to Bluegreen obtaining a license under the Michigan Mortgage Brokers, Lenders and Servicers Licensing Act, Bluegreen

(jjj)                if the Timeshare Loan is an Aruba Non-Club Loan, such Timeshare Loan was originated prior to January 26, 2004; and

(kkk)           if the Timeshare Loan is an Aruba Club Loan, such Timeshare Loan was originated on or after January 26, 2004.

Schedule II

Exceptions

With respect to (gg), (tt) and (uu):

1. Christmas Mountain - Subject to the homeowner’s association board approval, there are plans for a redesign, refurbishment and renovation of the Christmas Mountain resort which will be a phased over 3 to 5 years with only limited portions of the units being closed at one time.  The total estimated costs have not yet been determined. There is expected to be a special assessment which will also be phased over a 3 – 5 year period, with the first special assessment not expected to be assessed until 2013.  Construction is expected to commence in 2013.

2. Club LaPension - Certain emergency structural repairs to the La Pension Resort in New Orleans, Louisiana were necessary to be undertaken.  Remediation was required due to moisture intrusion into the resort via roof, wall and window entries, and into certain structural and load-bearing components. Further, the resort’s A/C system was beyond its original intended useful life and is being replaced.  Lastly, updated building code requirements necessitated substantial improvements to the resort’s life-safety systems. Therefore, repairs include (i) a complete roof replacement, replacement of certain windows, and new painting of walls and caulking of windows, (ii) most major parts of the A/C system being removed and replaced with present day materials and parts, and (iii) installation of modern life-safety systems.

The present estimated cost of the emergency repairs is $6.46 million, which is subject to further evaluation. Some additional remodeling and interior improvements to the project may simultaneously be undertaken but is not directly related to the above described matters and are primarily cosmetic in nature. The property owners’ associations for the resort, along with Bluegreen Vacations Unlimited, Inc. and the Bluegreen Vacation Club as significant property owners, will determine the extent of such additional remodeling and how the repairs/remodeling will be funded. The work is currently being done.  It is estimated the repairs/remodeling will be completed by before the commencement of the 2012 Mardi Gras Festival.  The resort as a whole, including all resort rooms and common areas, is now closed to occupancy and use.